UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

Starwood Property Trust, Inc.

(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	STWD	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On May 7, 2019, Starwood Property Trust, Inc. (the “Company”) and certain subsidiaries of the Company entered into a Fourth Amended and Restated Master Repurchase Agreement (the “Citi Repurchase Agreement”) among Starwood Property Mortgage Sub-6-A Holdings, L.L.C., Starwood Property Mortgage Sub-6, L.L.C., Starwood Property Mortgage Sub-6-A, L.L.C., Starwood Property Mortgage Sub-6(P), L.L.C., Starwood Property Mortgage Sub-6-A(P), L.L.C. and Starwood Mortgage Funding V LLC, each, an indirect wholly-owned subsidiary of the Company, as sellers, and Citibank, N.A., as purchaser, which amended and restated that certain Third Amended and Restated Master Repurchase Agreement among the parties, dated October 23, 2018. The Citi Repurchase Agreement, among other things, (i) extended the initial maturity date of the financing facility evidenced by the Citi Repurchase Agreement to May 6, 2021, which initial maturity date is subject to three one-year extension options and (ii) increased the maximum financings available under the Citi Repurchase Agreement to $800 million. Advances under the Citi Repurchase Agreement accrue interest at a per annum pricing rate equal to 30 day LIBOR or 90 day EURIBOR, as applicable, plus a specified margin as set forth in the transaction documents or as agreed upon by buyer and seller for each transaction.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the terms and conditions of the Citi Repurchase Agreement, a copy of which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2019.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Citi Repurchase Agreement set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD PROPERTY TRUST, INC.

Dated: May 13, 2019	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel